Cohen & Steers
Total Return Realty Fund
757 Third Avenue
New York, NY 10017


                                     [LOGO]

                              -------------------

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2001



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

July 30, 2001

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2001. The net asset value per share at that date was $14.06. In addition, during the quarter, three $0.08 per share monthly dividends were declared and paid.

MIDYEAR REVIEW

    For the quarter, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, was 11.9%. This performance compares to the NAREIT Equity REIT Index* total return of 11.0%. For the six months ended June 30, 2001, the total return was 18.0% versus the NAREIT Equity REIT Index total return of 11.5%.

    The second quarter was another exceptional period for REIT fundamental and price performance on both an absolute and relative basis. From a fundamental perspective, REITs generally reported first quarter earnings in-line with expectations in the high single digit percentage range with few, if any, disappointments. This is in contrast to many major technology and industrial companies whose downward revisions of analyst guidance continue to weigh heavily on investor psychology and, more importantly, investor wealth. Continuing trends established in the first quarter, smaller REITs fared better in the marketplace than larger REITs, and the higher dividend yielding companies out-distanced the faster growing but lower yielding companies. We believe that this is the result of the prevailing low interest rate environment coupled with generally lower expectations for economic growth.

    The Fund was a primary beneficiary of these trends. In the second quarter the best performing property sectors were the Health Care and Regional Mall sectors due to, we believe, their high dividend yields and defensive characteristics. We had a strong weighting in both of these sectors. The Lodging sector was also a strong performer during the quarter as a result of its high dividend yields and investors looking to an improved operating environment in 2002. The Office sector performance improved in the second quarter but remains a laggard year-to-date. We expect that a continued demonstration of solid internal growth from this sector will boost its relative performance through the balance of the year.

    Of the many noteworthy developments in the past several months that are worth discussing, perhaps the most important is that investor confidence in the REIT asset class appears to be improving. The recovery of REIT share prices over the past 18 months, in concert with their distinguished fundamental performance, is probably the primary reason for this renewed respect. Evidence of this renewed interest is that mutual fund inflows have turned consistently positive for the first time in nearly a year, and recommendations of their inclusion in a diversified portfolio are becoming more prevalent in the financial community. Further, in recent weeks REITs have been mentioned as being under consideration for inclusion in the S&P 500 Index. While if this were to happen no more that a small handful of the largest companies would be directly affected (due to the significant new demand for

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

their shares on the part of index funds), it would be a clear indication that REITs are winning acceptance by the investment community at large.

    Also in recent weeks, the IRS issued a ruling that reversed its long-standing position that REITs were passive entities. This would seemingly reverse a related position that a spin-off of corporate-owned real estate assets as a REIT was a taxable event. The new ruling recognizes REITs as fully qualified operating companies. Initially, some observers concluded that this ruling would spawn a whole new generation of REITs created from a host of industries ranging from restaurants and retailers to companies that own and occupy their own offices and other facilities. Upon reflection, however, it appears that this might not occur in the near-term due to a number of technical complications and the existing high level of equity market valuation that many large non-real estate companies now enjoy compared to the low valuation of REITs. In any case, it does appear that this opens a corporate restructuring avenue that previously did not exist, and in the future may be utilized under circumstances that perhaps we cannot now foresee. Most importantly, this IRS ruling validates the movement of REITs into the mainstream.

    With respect to the mainstream, there is a nascent move afoot by a growing number of companies and analysts in the industry (which we also support) for REITs to adopt financial reporting that is more in line with generally accepted accounting principles ('GAAP'), which means a de-emphasis on reporting funds from operations ('FFO') and a greater emphasis on earnings per share ('EPS'). Because EPS is the most widely accepted measure of corporate performance, the adoption of EPS reporting is expected by some to make REIT performance measurement more comparable to companies in other industries and, therefore, stronger competitors for incremental investment capital.

    While no single factor described above is likely to be a transforming event for the REIT industry, taken together these developments are indicative of a trend toward growing acceptance of REITs as a legitimate asset class that is worthy of wider and deeper investor interest.

INVESTMENT OUTLOOK

    In the past 15 months REITs have outperformed the S&P 500 by a record
54.5 percentage points and the NASDAQ by 90.1 percentage points, more than reversing their relative under-performance that preceded this period. As a result, it is logical for investors to ask, 'How long can this last?'

    Now that we are well into the second year of negative returns for the major market averages, investors have necessarily lowered their future return expectations. Importantly, even small changes in long-term return expectations can have a telescoping effect on future wealth accumulation. At the same time, U.S. economic uncertainties have taken their toll on profit expectations in general, which has also influenced investor return prospects. While the price/earnings multiple of the market in general has come down somewhat due to price depreciation, it is still in the higher end of its historic range. Without a decrease in prices, the expected profit decline of many S&P 500 companies will result in an even higher P/E ratio. In contrast, although REIT prices are

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

well into a bull market, price appreciation has been accompanied by a concomitant rise in earnings. Having started this move from an all-time low valuation at the beginning of 2000, REIT valuations remain in the lower end of their historic range. In light of the continued rise in REIT earnings that we expect this year and next, if REIT prices did not change from current levels they would again reach new record low valuations. Given the strong position of real estate that we see today, this concern appears to us to be unwarranted.

    Among the changing investor attitudes that we are detecting is a greater appreciation for current income. Because the average REIT dividend yield is still an historically high 6.8% and dividends have been rising, the relative attractiveness of REITs continues to grow. In effect, by owning REITs investors are able to look to dividend income to achieve a significant portion of their expected long-term returns. And, the safety of these dividends is greater than ever. With REITs paying out just 60% of their cash flow as dividends, an unprecedented decline in earnings would have to occur before these dividends could possibly be in jeopardy. On the contrary, we expect to see continued dividend growth that is well in excess of the rate of inflation. From a historical perspective it is notable that even in the real estate depression of 1990-91, when dividend payout ratios were much higher, REIT earnings barely declined and industry dividends never declined.

    We expect the economy to improve in 2002 and have positioned the portfolio in accordance with that expectation. We believe the Office sector and the Apartment sector will particularly benefit from an improving economy and we will increase the portfolio weightings in those sectors. In addition to having attractive relative valuations, many companies in these property sectors have exhibited above average dividend growth. Based on expected earnings growth and current dividend payout ratios we expect dividend growth to be well above the rate of inflation. We currently have an overweight position in the Lodging sector with the expectation that not only will the economy improve, but supply growth, as measured by construction starts, will slow materially.

    The Health Care sector has delivered outsized performance this year. An improvement in industry fundamentals and lower interest rates drove that charge. We believe there remain additional catalysts for out-performance. The acquisition environment for senior housing real estate is the most attractive in a decade. A few select health care REITs have raised equity in anticipation of taking advantage of this opportunistic environment. We expect that acquisitions completed over the next twelve months will lead to accelerating earnings growth.

    In summary, it is our belief that the position of REITs from a fundamental standpoint is unusually healthy. In contrast to many other sectors of the stock market, we believe earnings growth prospects remain strong, valuations remain very modest, dividends are highly secure, and the industry today is not vulnerable to many of

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

the excesses that devastated real estate markets in previous cycles. As a result, we are confident in our ability to continue to achieve solid total returns over the long-term.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

                              STEVEN R. BROWN
                              STEVEN R. BROWN
                              Portfolio Manager

    Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2001 (UNAUDITED)

                                                                  NUMBER        VALUE
                                                                 OF SHARES     (NOTE 1)
                                                                 ---------   ------------
EQUITIES                                                        98.98%
  COMMON STOCK                                                  86.29%
    APARTMENT/RESIDENTIAL                                       11.12%
         Apartment Investment & Management Co. -- Class A.....     54,400    $  2,622,080
         Camden Property Trust................................     58,800       2,157,960
         Gables Residential Trust.............................     74,700       2,237,265
         Home Properties of New York..........................     39,300       1,182,930
         Summit Properties....................................     97,500       2,615,925
         United Dominion Realty Trust.........................    254,400       3,650,640
                                                                             ------------
                                                                               14,466,800
                                                                             ------------
    DIVERSIFIED                                         1.83%
         Colonial Properties Trust............................     77,100       2,374,680
                                                                             ------------
    HEALTH CARE                                        13.09%
         Health Care Property Investors.......................    138,700       4,771,280
         Healthcare Realty Trust..............................    193,200       5,081,160
         Nationwide Health Properties.........................    202,300       4,086,460
         Ventas...............................................    281,700       3,084,615
                                                                             ------------
                                                                               17,023,515
                                                                             ------------
    HOTEL                                              11.21%
         FelCor Lodging Trust.................................    155,600       3,641,040
         Host Marriott Corp. .................................    292,300       3,659,596
         Innkeepers USA.......................................     58,600         702,028
         LaSalle Hotel Properties.............................    114,100       2,033,262
         MeriStar Hospitality Corp............................    191,100       4,538,625
                                                                             ------------
                                                                               14,574,551
                                                                             ------------
    INDUSTRIAL                                          2.50%
         First Industrial Realty Trust........................    101,100       3,249,354
                                                                             ------------
    MANUFACTURED HOME                                   2.22%
         Chateau Communities..................................     92,000       2,888,800
                                                                             ------------
    OFFICE                                             17.50%
         Arden Realty Group...................................    147,800       3,946,260
         Brandywine Realty Trust..............................    256,700       5,762,915
         Crescent Real Estate Equities Co. ...................    161,400       3,965,598
         Highwoods Properties.................................    171,100       4,559,815
         Mack-Cali Realty Corp. ..............................    158,800       4,522,624
                                                                             ------------
                                                                               22,757,212
                                                                             ------------

                See accompanying notes to financial statements.
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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2001 (UNAUDITED)

                                                                  NUMBER        VALUE
                                                                 OF SHARES     (NOTE 1)
                                                                 ---------   ------------
    OFFICE/INDUSTRIAL                                   8.21%
         Kilroy Realty Corp. .................................     49,100    $  1,428,810
         Liberty Property Trust...............................    174,200       5,156,320
         Prentiss Properties Trust............................     52,500       1,380,750
         Reckson Associates Realty Corp. -- Class B...........    110,000       2,707,100
                                                                             ------------
                                                                               10,672,980
                                                                             ------------
    SELF STORAGE                                        0.39%
         Storage USA..........................................     14,000         504,000
                                                                             ------------
    SHOPPING CENTER                                    18.22%
      COMMUNITY CENTER                                  7.32%
         Developers Diversified Realty Corp...................    220,700       4,056,466
         Kimco Realty Corp....................................     27,800       1,316,330
         Pan Pacific Retail Properties........................    108,400       2,818,400
         Weingarten Realty Investors..........................     30,400       1,333,040
                                                                             ------------
                                                                                9,524,236
                                                                             ------------
      OUTLET CENTER                                     1.48%
         Chelsea Property Group...............................     41,100       1,927,590
                                                                             ------------
      REGIONAL MALL                                     9.42%
         CBL & Associates Properties..........................    112,300       3,446,487
         JP Realty............................................    116,800       2,861,600
         Macerich Co. ........................................     44,200       1,096,160
         Simon Property Group.................................    116,000       3,476,520
         Taubman Centers......................................     97,600       1,366,400
                                                                             ------------
                                                                               12,247,167
                                                                             ------------
         TOTAL SHOPPING CENTER................................                 23,698,993
                                                                             ------------
             TOTAL COMMON STOCK (Identified
                cost -- $94,560,781)..........................                112,210,885
                                                                             ------------

                See accompanying notes to financial statements.
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                                       6



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2001 (UNAUDITED)

                                                                  NUMBER        VALUE
                                                                 OF SHARES     (NOTE 1)
                                                                 ---------   ------------
  PREFERRED STOCK                                      12.69%
         Apartment Investment & Management Co., 9.00%,
           Series C...........................................     39,500    $    951,950
         Apartment Investment & Management Co., 8.75%,
           Series D...........................................     10,000         236,200
         Apartment Investment & Management Co., 9.375%,
           Series G...........................................    167,700       4,130,451
         Apartment Investment & Management Co., 10.10%,
           Series Q...........................................     25,000         630,000
         CarrAmerica Realty Corp., 8.57%, Series B............     35,600         877,540
         CarrAmerica Realty Corp., 8.55%, Series C............     21,100         523,280
         Colonial Properties Trust, 8.75%, Series A...........     81,900       2,011,464
         Crescent Real Estate Equities Co., 6.75%, Series A
           (Convertible)......................................      4,300          81,270
         Crown American Realty Trust, 11.00%, Series A........     55,400       2,675,820
         Health Care Property Investors, 8.70%, Series B......      2,200          54,010
         Host Marriott Corp, 10.00%, Series C.................      4,000         103,000
         Liberty Property Trust, 8.80%, Series A..............      4,100         103,238
         #Nationwide Health Properties, 7.677%, Series P......     10,000         715,000
         SPG Properties, 7.89%, Series C......................      6,500         283,562
         Taubman Centers, 8.30%, Series A.....................    139,500       3,128,985
                                                                             ------------
             TOTAL PREFERRED STOCK (Identified
                cost -- $15,180,987)..........................                 16,505,770
                                                                             ------------
             TOTAL EQUITIES (Identified
                cost -- $109,741,768).........................                128,716,655
                                                                             ------------

                                                                 PRINCIPAL      VALUE
                                                                  AMOUNT       (NOTE 1)
                                                                 ---------   ------------
COMMERCIAL PAPER                                        0.48%
         Union Bank of Switzerland Finance, 4.08%, due 7/2/01
           (Identified cost -- $625,929)......................   $626,000         625,929
                                                                             ------------
TOTAL INVESTMENTS (Identified cost -- $110,367,697) ....99.46%                129,342,584
OTHER ASSETS IN EXCESS OF LIABILITIES .................. 0.54%                    702,332
                                                       -------               ------------
NET ASSETS (Equivalent to $14.06 per share based on 9,249,436
  shares of capital stock outstanding) ............... 100.00%               $130,044,916
                                                       -------               ------------
                                                       -------               ------------

-------------------
 # Security trades infrequently. The Fund prices this security by using a procedure approved by the Fund's Board of Directors.

                See accompanying notes to financial statements.
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                                       7



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2001 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $110,367,697) (Note 1).......................  $129,342,584
    Cash....................................................           992
    Dividends receivable....................................       929,895
    Receivable for investment securities sold...............        28,559
    Other assets............................................        12,693
                                                              ------------
         Total Assets.......................................   130,314,723
                                                              ------------
LIABILITIES:
    Payable to investment adviser...........................        72,581
    Payable to administrator................................         6,045
    Other liabilities.......................................       191,181
                                                              ------------
         Total Liabilities..................................       269,807
                                                              ------------
NET ASSETS applicable to 9,249,436 shares of $0.001 par
  value common stock outstanding (Note 4)...................  $130,044,916
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
    ($130,044,916[div]9,249,436 shares outstanding).........  $      14.06
                                                              ------------
                                                              ------------
MARKET PRICE PER SHARE......................................  $      14.40
                                                              ------------
                                                              ------------
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE...........          2.42%
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $115,456,438
    Distributions in excess of net investment income........      (115,733)
    Accumulated net realized loss on investments sold.......    (4,270,676)
    Net unrealized appreciation on investments..............    18,974,887
                                                              ------------
                                                              $130,044,916
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $ 4,024,479
    Interest income.........................................      132,680
                                                              -----------
         Total Income.......................................    4,157,159
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................      349,121
    Merger fees (Note 5)....................................       47,195
    Administration fees (Note 2)............................       44,325
    Reports to shareholders.................................       36,587
    Professional fees.......................................       34,139
    Transfer agent fees.....................................       21,773
    Registration and filing fees............................       12,334
    Custodian fees and expenses.............................       11,343
    Directors' fees and expenses (Note 2)...................       11,085
    Miscellaneous...........................................        5,620
                                                              -----------
         Total Expenses.....................................      573,522
                                                              -----------
Net Investment Income.......................................    3,583,637
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized loss on investments........................     (119,570)
    Net change in unrealized appreciation on investments....   16,719,948
                                                              -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................   16,600,378
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $20,184,015
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
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                                       9



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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE
                                                    SIX MONTHS ENDED        FOR THE
                                                     JUNE 30, 2001        YEAR ENDED
                                                      (UNAUDITED)      DECEMBER 31, 2000
                                                      -----------      -----------------
Change in Net Assets:

    From Operations:

         Net investment income.....................   $  3,583,637        $ 6,965,055

         Net realized loss on investments..........       (119,570)        (4,508,075)

         Net change in unrealized appreciation on
            invesments.............................     16,719,948         17,392,538
                                                      ------------        -----------

              Net increase in net assets resulting
                from operations....................     20,184,015         19,849,518
                                                      ------------        -----------

    Dividends and distributions to Shareholders from (Note 1):

         Net investment income.....................     (3,699,370)        (5,505,948)

         Tax return of capital.....................             --         (1,596,803)
                                                      ------------        -----------

              Total dividends and distributions to
                shareholders.......................     (3,699,370)        (7,102,751)
                                                      ------------        -----------

    Capital Stock Transactions (Note 5):

         Increase in net assets from shares issued
            in exchange for the net assets of Cohen
            & Steers Realty Income Fund, Inc. .....     22,155,410                 --
                                                      ------------        -----------

         Total increase in net assets..............     38,640,055         12,746,767

    Net Assets:

         Beginning of period.......................     91,404,861         78,658,094
                                                      ------------        -----------

         End of period.............................   $130,044,916        $91,404,861
                                                      ------------        -----------
                                                      ------------        -----------

                See accompanying notes to financial statements.
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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                               FOR THE SIX
                                              MONTHS ENDED            FOR THE YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001   ------------------------------------------------
PER SHARE OPERATING PERFORMANCE:               (UNAUDITED)     2000      1999        1998       1997     1996
--------------------------------              -------------   -------   -------   ----------   ------   ------
Net asset value, beginning of period........     $12.35       $ 10.63   $ 12.35   $    17.51   $16.87   $13.44
                                                 ------       -------   -------   ----------   ------   ------
Income from investment operations:
    Net investment income...................       0.47          0.94      1.01         1.17     1.10     1.02
    Net realized and unrealized gain/(loss)
      on investments........................       1.72          1.74     (1.74)       (3.36)    2.38     3.42
                                                 ------       -------   -------   ----------   ------   ------
        Total from investment operations....       2.19          2.68     (0.73)       (2.19)    3.48     4.44
                                                 ------       -------   -------   ----------   ------   ------
Less dividends and distributions to
  shareholders from:
    Net investment income...................      (0.48)        (0.74)    (0.83)       (0.74)   (0.96)   (0.96)
    Net realized gain on investments........         --            --        --        (2.05)   (1.88)   (0.05)
    Tax return of capital...................         --         (0.22)    (0.16)       (0.18)      --       --
                                                 ------       -------   -------   ----------   ------   ------
        Total from dividends and
          distributions to shareholders.....      (0.48)        (0.96)    (0.99)       (2.97)   (2.84)   (1.01)
                                                 ------       -------   -------   ----------   ------   ------
        Net increase/(decrease) in net asset
          value.............................       1.71          1.72     (1.72)       (5.16)    0.64     3.43
                                                 ------       -------   -------   ----------   ------   ------
Net asset value, end of period..............     $14.06       $ 12.35   $ 10.63   $    12.35   $17.51   $16.87
                                                 ------       -------   -------   ----------   ------   ------
                                                 ------       -------   -------   ----------   ------   ------
Market value, end of period.................     $14.40       $11.875   $10.625   $    12.81   $17.75   $16.50
                                                 ------       -------   -------   ----------   ------   ------
                                                 ------       -------   -------   ----------   ------   ------
--------------------------------------------------------------------------------------------------------------
Total market value return(1)................      25.83%(2)     21.53%  - 10.18%     - 12.20%   24.96%   32.37%
                                                 ------       -------   -------   ----------   ------   ------
                                                 ------       -------   -------   ----------   ------   ------
Total net asset value return(1).............      18.01%(2)     26.17%   - 6.77%     - 14.21%   20.57%   34.68%
                                                 ------       -------   -------   ----------   ------   ------
                                                 ------       -------   -------   ----------   ------   ------
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in
      millions).............................     $130.0       $  91.4   $  78.7   $     91.4   $129.6   $124.8
                                                 ------       -------   -------   ----------   ------   ------
                                                 ------       -------   -------   ----------   ------   ------
    Ratio of expenses to average daily net
      assets (before expense reduction).....       1.16%(3)      1.16%     1.18%        1.14%    1.22%    1.20%
                                                 ------       -------   -------   ----------   ------   ------
                                                 ------       -------   -------   ----------   ------   ------
    Ratio of expenses to average daily net
      assets (net of expense reduction).....       1.16%(3)      1.15%     1.12%        1.12%    1.17%    1.16%
                                                 ------       -------   -------   ----------   ------   ------
                                                 ------       -------   -------   ----------   ------   ------
    Ratio of net investment income to
      average daily net assets (before
      expense reduction)....................       7.26%(3)      8.24%     8.61%        7.35%    6.12%    7.16%
                                                 ------       -------   -------   ----------   ------   ------
                                                 ------       -------   -------   ----------   ------   ------
    Ratio of net investment income to
      average daily net assets (net of
      expense reduction)....................       7.26%(3)      8.25%     8.67%        7.37%    6.17%    7.21%
                                                 ------       -------   -------   ----------   ------   ------
                                                 ------       -------   -------   ----------   ------   ------
    Portfolio turnover rate.................      18.74%(2)        31%       62%          76%      41%      31%
                                                 ------       -------   -------   ----------   ------   ------
                                                 ------       -------   -------   ----------   ------   ------

-------------------

(1) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 as amended, (the 1940 Act') as a closed-end, non-diversified management investment company. The Fund had no operations until September 13, 1993 when it sold 7,100 shares of common stock for $100,110 to Cohen & Steers Capital Management, Inc. (the 'Adviser'). Investment operations commenced on September 27, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums of securities purchased are amortized using the effective yield basis over their respective lives.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly. Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary.

    Borrowings and Leverage: The Fund may borrow for leveraging purposes when an investment opportunity arises but the Adviser believes that it is not appropriate to liquidate any existing investments. The Fund will only borrow when the Adviser believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the Fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Advisor') serves as the investment adviser to the Fund, pursuant to an Advisory Agreement (the 'Advisory Agreement'). The Advisor is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Advisor, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets. For the six months ended
June 30, 2001, the Fund incurred investment advisory fees of $349,121.

    Administrative Fees: Until April 12, 2001, Princeton Administrators, L.P., (the 'Administrator') served as the administrator pursuant to an Administration Agreement (the 'Administration Agreement'), as amended with the Fund. Under the terms of the Administration Agreement, the Fund had agreed to pay a fee computed weekly and

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

payable monthly, at an annual rate of 0.15% of the Fund's average weekly net assets subject to a monthly minimum of $12,500.

    Effective April 16, 2001, Cohen & Steers Total Return Realty Fund, Inc. became part of a sub-administration agreement between Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Equity Income Fund, Inc. and Cohen & Steers Advantage Income Realty Fund, Inc. (the 'Funds') with State Street Bank ('State Street') pursuant to which State Street performs administration functions for the Fund. The sub-administration fee paid by the Fund to State Street is computed on the basis of the net assets of the Funds at an annual rate equal to 0.040% of the first $200 million in assets, 0.030% of the next $200 million, and 0.015% of assets in excess of $400 million. The aggregate fee paid by the Funds is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used. The Fund is then responsible for its pro rata portion of the aggregate sub-administration fee.

    Director's Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services. Fees and related expenses accrued for non-affiliated directors totaled $11,085 for the six months ended June 30, 2001.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2001, totaled $42,198,427 and $18,494,840, respectively.

    At June 30, 2001, the cost and unrealized appreciation in value of the investments owned by the Fund are as follows:

Aggregated cost...................................  $109,741,768
                                                    ------------
                                                    ------------
Gross unrealized appreciation.....................  $ 19,571,228
Gross unrealized depreciation.....................  $   (596,341)
                                                    ------------
Net unrealized appreciation.......................  $ 18,974,887
                                                    ------------
                                                    ------------

NOTE 4. COMMON STOCK

    At June 30, 2001, the Fund had one class of common stock, par value $0.001 per share, of which 100 million shares are authorized and 9,249,436 shares are outstanding. Cohen & Steers Capital Management, Inc. owns 15,282 shares.

NOTE 5. PLAN OF REORGANIZATION

    On June 1, 2001, Cohen & Steers Total Return Realty Fund, Inc. (the 'Acquiring Fund') acquired all of the assets and assumed the liabilities of Cohen & Steers Realty Income Fund, Inc. (the 'Acquired Fund') in a tax-free

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

reorganization approved by the Acquired Fund's shareholders. The Acquiring Fund issued 1,850,336 shares in connection with this acquisition.

    Net assets and unrealized appreciation as of the conversion date were as follows:

                                         TOTAL NET ASSETS
TOTAL NET ASSETS   TOTAL NET ASSETS OF   OF ACQUIRING FUND        ACQUIRED FUND
OF ACQUIRED FUND     ACQUIRING FUND      AFTER CONVERSION    UNREALIZED APPRECIATION
----------------     --------------      ----------------    -----------------------
  $24,642,242          $98,539,066         $123,181,308            $12,375,785

NOTE 6. SUBSEQUENT EVENTS

    On July 2, 2001 the Board of Directors on the Fund declared a dividend of $0.08 per share payable on July 31, 2001 to shareholders on record on July 13, 2001.

NOTE 7. QUARTERLY DATA (UNAUDITED)

                                                   NET REALIZED AND       NET INCREASE
                                                      UNREALIZED          IN NET ASSETS
QUARTERLY      TOTAL INVESTMENT  NET INVESTMENT     GAIN/(LOSS) ON          RESULTING
PERIOD              INCOME           INCOME           INVESTMENT         FROM OPERATIONS
-------------- ---------------- ---------------- --------------------  --------------------
                           PER              PER                 PER                    PER
FISCAL 2001      AMOUNT   SHARE   AMOUNT   SHARE    AMOUNT     SHARE      AMOUNT      SHARE
-------------- ---------- ----- ---------- ----- ------------- ------  ------------  ------
March 31...... $1,803,248 $0.24 $1,529,969 $0.21 $  3,463,378  $ 0.47  $  4,993,347  $ 0.68
June 30.......  2,353,911  0.29  2,053,668  0.26   13,137,000    1.25    15,190,668    1.51
               ---------- ----- ---------- ----- ------------  ------  ------------  ------
               $4,157,159 $0.53 $3,583,637 $0.47 $ 16,600,378  $ 1.72  $ 20,184,015  $ 2.19
               ---------- ----- ---------- ----- ------------  ------  ------------  ------
               ---------- ----- ---------- ----- ------------  ------  ------------  ------

                           PER              PER                  PER                   PER
FISCAL 2000      AMOUNT   SHARE   AMOUNT   SHARE    AMOUNT      SHARE     AMOUNT      SHARE
-------------- ---------- ----- ---------- ----- ------------- ------- ------------  -------
March 31...... $1,574,958 $0.21 $1,334,931 $0.18 $   (785,149) $(0.11) $    549,782  $ 0.07
June 30.......  1,958,284  0.26  1,710,610  0.23    8,184,196    1.11     9,894,806    1.34
September 30..  2,042,401  0.28  1,797,346  0.25    5,193,914    0.70     6,991,260    0.94
December 31...  2,361,398  0.32  2,122,168  0.28      291,502    0.04     2,413,670    0.33
               ---------- ----- ---------- ----- ------------  ------  ------------  ------
               $7,937,041 $1.07 $6,965,055 $0.94 $ 12,884,463  $ 1.74  $ 19,849,518  $ 2.68
               ---------- ----- ---------- ----- ------------  ------  ------------  ------
               ---------- ----- ---------- ----- ------------  ------  ------------  ------

                           PER              PER                  PER                   PER
FISCAL 1999      AMOUNT   SHARE   AMOUNT   SHARE    AMOUNT      SHARE      AMOUNT     SHARE
-------------- ---------- ----- ---------- ----- ------------- ------- ------------- -------
September 30.. $2,319,601 $0.31 $2,085,459 $0.28 $ (4,867,462) $(0.66) $ (2,782,003) $(0.38)
December 31...  2,033,387  0.28  1,793,149  0.25   (9,347,101)  (1.26)   (7,553,952)  (1.01)
               ---------- ----- ---------- ----- ------------  ------  ------------  ------
               $4,352,988 $0.59 $3,878,608 $0.53 $(14,214,563) $(1.92) $(10,335,955) $(1.39)
               ---------- ----- ---------- ----- ------------  ------  ------------  ------
               ---------- ----- ---------- ----- ------------  ------  ------------  ------


   DIVIDENDS AND        NET ASSETS AT
   DISTRIBUTIONS        END OF PERIOD
-------------------  -------------------
               PER                  PER
   AMOUNT     SHARE     AMOUNT     SHARE
------------ ------- ------------ ------
$(1,775,679) $(0.24) $ 94,622,529 $12.79
 (1,923,691)  (0.24)  130,044,916  14.06
-----------  ------  ------------ ------
$(3,699,370) $(0.48)
-----------  ------
-----------  ------

               PER                  PER
  AMOUNT      SHARE     AMOUNT     SHARE
------------ ------- ------------ ------
$(1,775,684) $(0.24) $ 77,432,192 $10.47
 (1,775,689)  (0.24)   85,551,309  11.56
 (1,775,697)  (0.24)   90,766,872  12.27
 (1,775,681)  (0.24)   91,404,861  12.35
-----------  ------
$(7,102,751) $(0.96)
-----------  ------
-----------  ------

               PER                  PER
   AMOUNT     SHARE     AMOUNT     SHARE
------------ ------- -----------  ------
$(1,775,714) $(0.24) $83,437,777  $11.28
 (1,997,680)  (0.27)  78,658,094   10.63
-----------  ------
$(3,773,394) $(0.51)
-----------  ------
-----------  ------

  NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT THE FUND MAY PURCHASE, FROM TIME TO TIME, SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                                 PROXY RESULTS

    During the six month period ended June 30, 2001, Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on May 15, 2001. The description of each proposal and number of shares voted are as follows:

                                                        SHARES VOTED     SHARES VOTED
                                                           FOR         AUTHORITY WITHHELD
                                                        -----------    ------------------
1. To elect Director
  Martin Cohen........................................   6,984,432          100,994


                                                 SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                    FOR            AGAINST        ABSTAIN
                                                 -----------    ------------   ------------
2. To ratify
  Proposal to merge Cohen & Steers Total Return
  Realty Fund, Inc. with Cohen & Steers Realty
  Income Fund, Inc. ...........................   3,702,402        90,702         63,393

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                           PRIVACY POLICY
    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.
    The Fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.
    The Fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the Fund's transfer agent, that assist the Fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the Fund restricts access to personal information about its shareholders to employees of the Adviser who have a legitimate business need for the information.


--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                              FOR TOTAL RETURN:

                 COHEN & STEERS                                     COHEN & STEERS
               EQUITY INC0ME FUND                                   REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

            FOR CAPITAL APPRECIATION:                               FOR TOTAL RETURN:

                 COHEN & STEERS                                      COHEN & STEERS
               SPECIAL EQUITY FUND                               INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.


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                                       18

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.


OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Willard H. Smith, Jr.
Director

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND ADMINISTRATOR AND CUSTODIAN
State Street Corp.
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
Equiserve Trust Company
150 Royall Street
Canton, MA 02021
(800) 426-5523

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

New York Stock Exchange Symbol: RFI

Website: www.cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

------------------------------------------------------------------------------
                                       19


                       STATEMENT OF DIFFERENCES

The division sign shall be expressed as....................................[div]